Legg Mason Capital Markets
(A Carve-out Entity)

For the period ended
September 30, 2005

COMBINED FINANCIAL STATEMENTS

Legg Mason Capital Markets
(A Carve-out Entity)
TABLE OF CONTENTS
Financial Statements:
Unaudited Combined Balance Sheets	2
Unaudited Combined Statements of Income	3
Unaudited Combined Statements of Cash Flows	4
Notes to Unaudited Combined Financial Statements	5

Legg Mason Capital Markets
(A Carve-out Entity)
UNAUDITED COMBINED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2005	March 31, 2005

ASSETS
Cash and cash equivalents	$ 12,644	$ 12,452
Receivables:
Investment banking receivables	11,331	8,627
Others	1,270	690
Due from affiliates	67,907	104,194
Note receivable from Legg Mason, Inc.	750	750
Trading assets, at fair value (Note 2)	140,068	186,634
Investment securities, at fair value	5,991	2,761
Equipment and leasehold improvements, net	3,235	3,526
Other	10,001	6,859
Total Assets	$ 253,197	$ 326,493
Liabilities and Equity
Liabilities:
Trading liabilities, at fair value (Note 2)	$ 129,719	$ 177,180
Accrued compensation	11,811	27,348
Accounts payable and accrued expenses	3,679	2,942
Income taxes payable	3,953	20,213
Other	8,488	7,147
Total Liabilities	157,650	234,830
Equity:
Contributed capital	6,889	6,889
Retained earnings	88,658	84,774
Total Equity	95,547	91,663
Total Liabilities and Equity	$ 253,197	$ 326,493

See accompanying notes to combined unaudited financial statements

Legg Mason Capital Markets
(A Carve-out Entity)
UNAUDITED COMBINED STATEMENTS OF INCOME
(Dollars in thousands)

	Six Months Ended September 30,
	2005	2004
REVENUES
Commissions	$ 39,085	$ 36,538
Principal transactions	23,863	34,878
Investment banking	27,164	38,549
Interest	3,834	3,729
Other	3,640	2,100
Total revenues	97,586	115,794
Interest expense	1,569	807
Net revenues	96,017	114,987

NON-INTEREST EXPENSES
Compensation and benefits	55,413	65,980
Communications and technology	6,762	6,345
Consulting fees	6,481	3,441
Floor brokerage and clearing fees	3,155	3,621
Travel and entertainment	2,851	2,991
Occupancy	2,495	2,531
Administrative service fee	8,867	7,943
Other	3,296	3,085
Total non-interest expenses	89,320	95,937
Earnings Before Income Taxes Provision	6,697	19,050
Income tax provision	2,813	7,743
Net Earnings	$ 3,884	$ 11,307

See accompanying notes to combined unaudited financial statements

Legg Mason Capital Markets
(A Carve-out Entity)
UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended September 30,
	2005	2004
Cash Flows From Operating Activities:
Net earnings	$ 3,884	$ 11,307
Non-cash items included in net earnings:
Depreciation and amortization	721	829
Unrealized gain/loss	(322)	40
Net changes in assets:
Investment banking receivables	(2,704)	5,591
Due from affiliates	36,287	22,415
Other receivables	(580)	(36)
Trading assets	46,566	(71,460)
Other assets	(3,142)	(204)
Net changes in liabilities:
Accounts payable and accrued expenses	737	680
Trading liabilities	(47,461)	54,844
Accrued compensation	(15,537)	(14,979)
Income taxes payable	(16,260)	(14,050)
Other liabilities	1,341	3,345
Cash (Used for) Provided by Operating Activities	3,530	(1,678)
Cash Flows From Investing Activities:
Purchases of equipment and leasehold improvements, net	(430)	(582)
Proceeds from (purchases of) investment securities	(2,908)	6
Cash Used for by Investing Activities	(3,338)	(576)
Net Increase in Cash and Cash Equivalents	192	(2,254)
Cash and Cash Equivalents at Beginning of Year	12,452	15,598
Cash and Cash Equivalents at End of Year	$ 12,644	$ 13,344

See accompanying notes to combined unaudited financial statements

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Summary of Significant Accounting Policies

Interim Basis of Reporting

The accompanying unaudited interim combined financial statements of Legg Mason Capital Markets (the "Combined Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  The interim combined financial statements have been prepared using the interim basis of reporting and, as such, reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the periods presented, as well as required adjustments to present the carve-out entity, which are described more fully below. The information contained in the interim combined financial statements should be read in conjunction with the combined financial statements for the fiscal year ended March 31, 2005. The nature of our business is such that the results of any interim period are not necessarily indicative of the results for a full year.

On June 23, 2005, Legg Mason, Inc. signed a definitive agreement with Citigroup that involves the sale of the capital markets business to Citigroup. On September 12, 2005, Citigroup announced that it entered into an agreement with Stifel Financial Corp. ("Stifel") to sell businesses comprising Legg Mason Capital Markets to Stifel. Both transactions closed on December 1, 2005. Under the terms of the transaction, Stifel paid to Citigroup an amount equal to the net book value of assets acquired, primarily fixed assets and securities inventories, plus a premium of up to $37 million. Of that premium, $7 million was paid in cash at closing with the balance of up to $30 million being a potential earn-out payment by Stifel to Citigroup, based on performance of the combined capital markets business for Stifel for calendar years 2006, 2007 and 2008. The accompanying combined financial statements reflect the revenues, expenses and assets and liabilities attributed to the Combined Company, irrespective of whether the assets or liabilities giving rise to such revenues and expenses were transferred to or assumed by the buyer.

The accompanying combined financial statements of the Combined Company reflect the combined accounts of the capital markets and securities brokerage businesses of Legg Mason, Inc., excluding those portions retained by Citigroup Inc. ("Citigroup"), which is comprised of:

    The capital markets business of Legg Mason Wood Walker, Incorporated ("LMWW"), a wholly owned subsidiary of Legg Mason, Inc. and a registered broker-dealer in securities under the Securities and Exchange Act of 1934. The business consists of LMWW's institutional equity and taxable fixed income sales and trading and corporate investment banking.
    Legg Mason Limited ("LML"), a wholly owned subsidiary of Legg Mason, Inc., based in the United Kingdom ("UK") and regulated by the Financial Services Authority, that acts as an introducing securities broker servicing principally UK and European institutional clients.
    Legg Mason Mortgage Capital Corporation ("LMMCC"), a wholly owned subsidiary of Legg Mason, Inc. that specializes in net leased real estate transactions.

The combined financial statements reflect the results of operations, financial position and cash flows of the businesses described above. All material transactions between entities comprising the Combined Company have been eliminated. The Combined Company is reflected as an introducing broker-dealer for which all securities transactions are cleared by LMWW. For purposes of presenting the combined financial statements, allocations were required to determine the assets, liabilities and operations attributable to the Combined Company. These allocations were based on various factors, including specific identification and headcount. Management believes that the allocation methodology was reasonable. However, expenses allocated to the Combined Company are not necessarily indicative of the expenses that would have been incurred on a stand-alone basis nor are they indicative of costs that may be charged in the future. These combined financial statement have been prepared on the accrual basis of accounting.

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

Use of Estimates

The combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make assumptions and estimates that affect the amounts reported in the financial statements and accompanying notes. Actual amounts could differ from those estimates and the differences could have a material impact on the combined financial statements.

Cash Equivalents

Cash equivalents, other than those used for trading purposes, are highly liquid investments with original maturities of 90 days or less.

Fair Value

All financial instruments are reflected in the financial statements at fair value or amounts that approximate fair value.

Securities Transactions

Commission revenues and related expenses for transactions with customers are recorded on a trade date basis.

Financial Instruments

Substantially all financial instruments are reflected in the combined financial statements at fair value or amounts that approximate fair value. Trading assets, Investment securities and Trading liabilities on the Combined Balance Sheets include forms of financial instruments.

Financial instruments used in trading activities are generally recorded on a trade date basis and carried at fair value with unrealized gains and losses reflected in current period earnings. However, securities transactions that are scheduled to settle beyond the normal settlement date are considered forward contracts and, therefore, are not reflected in trading assets or liabilities. However, unrealized gains and losses on these securities are reflected in Trading assets and Trading liabilities and current period earnings. Realized gains and losses for all investments are also included in current period earnings.

For Trading assets and Trading liabilities, fair values for equity securities are generally determined by using prices from independent sources such as external pricing services, broker or dealer price quotations, and closing market prices for listed instruments, when available. Fixed income securities are valued using external pricing services, third-party broker or dealer price quotations, or traders' estimates based on spreads to actively traded benchmark debt instruments with readily available market prices. Traders' estimates are compared to external pricing services to verity that there are no material variations, either individually or in the aggregate, and further verified through comparison to actual values realized.

In instances where a security is subject to transfer restrictions, the value of the security is based primarily on the quoted price of the same security without restriction, but may be reduced by an amount to reflect such restrictions. In addition, even where the value of a security is derived from an independent market price or broker or dealer quote, certain assumptions may be required to determine the fair value. Management of the Combined Company assumes that the size of positions that it holds in securities would not be large enough to affect the quoted price of the securities sold, and that any such sale would happen in an orderly manner. However, these assumptions may be incorrect and the actual value received upon disposition could be different from the current carrying value.

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

For investments in illiquid and privately held securities for which market prices or quotations are not readily available, the determination of the fair value requires management to estimate the value of the security based upon available information. As of September 30, 2005, Investment securities represent privately held investments that are valued based upon management's assumptions or estimates. As of March 31, 2005, Investment securities represent publicly held investments that are valued based upon management's assumptions or estimates. As of September 30, 2004, Investments securities represent publicly held investments that are valued based upon quoted market prices.

Foreign currencies

Assets and liabilities of foreign subsidiaries that are denominated in non U.S. dollar functional currencies are translated at exchange rates as of the Combined Balance Sheet dates. Revenues and expenses are translated at average exchange rates during the period. Any resulting foreign exchange differences are not material to the Combined Company.

Investment Banking

Underwriting revenues and fees from advisory assignments are recorded when the underlying transaction is substantially completed under the terms of the engagement and the amounts are determined to be realizable. Expenses related to securities offerings in which the Combined Company acts as principal or agent are deferred until the related revenue is recognized or the offering is deemed unlikely. Expense reimbursements related to advisory activities are recorded as a reduction of related expenses. The reimbursable expenses are reviewed for impairment at each reporting date.

Depreciation and Amortization

Equipment consists primarily of communications and technology hardware and software and furniture and fixtures. Equipment and leasehold improvements are recorded at cost, net of accumulated depreciation and amortization of $5,891, $5,548, and $5,574 at September 30, 2005, March 31, 2005, and September 30, 2004, respectively. Depreciation and amortization are determined by use of the straight-line method. Equipment is depreciated over the estimated useful life of the asset, which ranges from three to eight years. Leasehold improvements are amortized using the straight-line method over the remaining life of the lease. Maintenance and repair costs are expensed as incurred.

Consulting Fees

Consulting fees represent fees paid to consultants for services related to the Combined Company's sales and trading activities in the UK and other European branches.

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

Stock-Based Compensation

Certain employees participate in stock-based compensation plans including stock options, employee stock purchase and deferred compensation plans.

During fiscal 2004, Legg Mason adopted the fair value method of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," prospectively for all stock options granted and stock purchase plan transactions after April 1, 2003, using the Black-Scholes option pricing model. Under the prospective method allowed under SFAS No. 148, compensation expense is recognized based on the fair value of stock options granted after April 1, 2003 over the applicable vesting period.

No compensation expense is recognized for stock options granted prior to April 1, 2003. Pro forma results for the six month periods ended September 30, 2005 and 2004 as if compensation expense associated with all option grants (regardless of grant date) and the stock purchase plan were recognized over the vesting period, are reflected below:

	2005	2004
Net earnings, as reported	$3,884	$11,307
Add: stock-based compensation included in reported net earnings, net of taxes	542	487
Less: stock-based compensation, net of taxes	(1,629)	(2,083)
Pro forma net earnings	$2,797	$9,711

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

2. Trading Assets and Liabilities, at Fair Value

Securities positions used in Legg Mason Capital Markets' trading activities consist of the following at September 30:

Trading assets:	September 2005	March 2005
U.S. government and agencies	$ 110,914	$ 119,203
Corporate debt	27,187	66,458
Equities and other	1,967	973
Total	$ 140,068	$ 186,634

Trading liabilities:
U.S. government and agencies	$ 124,157	$ 175,020
Corporate debt	3,606	1,455
Equities and other	1,956	705
Total	$ 129,719	$ 177,180

3. Related Party Transactions

LMMCC has a $750 non-interest bearing demand note receivable from Legg Mason, Inc. This demand note represents a capital contribution from Legg Mason, Inc. to LMMCC. Due to the nature of the note being other than an arm's-length transaction, and Legg Mason, Inc.'s ability to pay the note on demand, the Combined Company believes the carrying value of $750 approximates its fair value.

Operational allocations

All securities transactions are cleared for the Combined Company by LMWW on a fully disclosed basis. The cost of these services is included in Floor brokerage and clearing fees on the Combined Statements of Income. The amount of Floor brokerage and clearing fees incurred through LMWW are $890 and $838 for the six month periods ended September 30, 2005 and 2004, respectively.

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

Interest income reflects allocations from LMWW, based on average margin balances, for interest earned on loans extended to customers of the Combined Company. In addition, interest income also reflects an allocation, based on profitability, of interest earned on excess funds invested by Legg Mason, Inc. and LMWW.

Interest expense reflects an allocation from Legg Mason, Inc. and LMWW for the cost of funds used to invest in the business of the Combined Company, primarily trading assets, as well as an allocation, based on average margin balances, of the cost of extending customer margin loans.

Administrative allocations

In addition, LMWW also provides the Combined Company with certain administrative support, including legal and compliance, accounting and tax processing and reporting, regulatory reporting, human resources, and information technology services. LMWW also acts as the disbursing agent for the Combined Company in the payment of compensation and other expenses and as a receiving agent in the collection of revenue. Charges incurred under this arrangement are reported as Administrative service fee in the Combined Statements of Income. The net of amounts received and paid by LMWW is included in Due from affiliates in the Combined Balance Sheets.

The allocation methodologies used by the Combined Company were based on numerous factors, including headcount and level of effort. The use of different allocation methodologies could yield different results. The following amounts related to allocated services were included in the accompanying Combined Statements of Income for the six month periods ended September 30:

	2005	2004
Technology	$3,376	$ 2,615
Accounting and Legal/Compliance	2,563	1,823
Other administrative support	2,928	3,505
Total	$ 8,867	$7,943

4. Commitments and Contingencies

In the normal course of business, the Combined Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Combined Company's maximum exposure under these agreements is unknown, as this would involve future claims that may be made against the Combined Company that have not yet occurred.

Legg Mason Capital Markets
(A Carve-out Entity)
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

The Combined Company has been named as a defendant in various legal actions arising primarily from investment banking activities, including certain class actions, which primarily allege violations of securities laws and seek unspecified damages, which could be substantial. In accordance with Statement of Financial Accounting Standards No. 5 "Accounting for Contingencies", the Combined Company has established provisions for estimated losses from pending legal actions. While the ultimate resolution of these matters cannot currently be determined, in the opinion of management, after consultation with legal counsel, the Combined Company does not believe that the resolution of these matters will have a material adverse effect on the Combined Company's financial condition. However, the results of operations could be materially affected during any period if liabilities in that period differ from the Combined

Company's prior estimates, and the Combined Company's cash flows could be materially affected during any period in which these matters are resolved. As of September 30, 2005 and March 30, 2005, the Combined Company's liability for losses and contingencies was $1,000 and $700, respectively.

The Combined Company occupies the majority of its office space under non-cancelable operating leases with LMWW as the lessee. Occupancy costs are allocated by LMWW to the Combined Company based on the amount of space occupied. These expenses are reported under Occupancy on the Combined Statements of Income. Certain branches of LML occupy office space under non-cancelable operating leases with LML as the lessee. These leases expire on various dates through fiscal 2010. Rental expense under these operating leases was $1,757 and $1,801 for the six month periods ended September 30, 2005 and September 30, 2004, respectively. Certain leases provide for renewal options and contain escalation clauses providing for increased rental commitments. Legg Mason, Inc. guarantees these non-cancelable operating leases.